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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 27, 1999
                                                          ----------------------

                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        333-64963                                     23-2811925
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 (Commission File Number)                 (I.R.S. Employer Identification No.)





650 Dresher Road, Horsham, Pennsylvania                       19044
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

                  On or about June 9, 1999, the Registrant will cause the issuance and sale of approximately $974,502,236 initial principal amount of Mortgage Pass-Through Certificates, Series 1999-C2, Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1999, among the Registrant, GMAC Commercial Mortgage Corporation, as Servicer, LaSalle Bank National Association, as Trustee and ABN AMRO Bank N.V. as Fiscal Agent. In connection with the sale of the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities Inc. and Goldman, Sachs & Co., (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-64963, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                  (a)      Financial Statements of Business Acquired.

                           Not applicable

                  (b)      Pro Forma Financial Information.

                           Not applicable

                  (c)      Exhibits.

                           99.1 Computational Materials prepared by the Underwriters in connection with the sale of Publicly Offered Certificates of the Registrant, filed pursuant to Rules 202 and 311(i) of Regulation S-T (filed in paper).

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GMAC COMMERCIAL MORTGAGE SECURITIES,
                                          INC.
                                          (Registrant)


                                          By:    /s/ David Lazarus
                                             ---------------------------------
                                          Name:  David Lazarus
                                          Title: Vice President



Dated:   May 27, 1999



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                                INDEX OF EXHIBITS

Exhibit           Description
-------           -----------
  99.1            Computational Materials prepared by the Underwriters in
                  connection with the sale of Publicly Offered Certificates of the Registrant, filed pursuant to Rules 202 and 311(i) of Regulation S-T (filed in paper).



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                        [Mayer, Brown & Platt Letterhead]


                                          May 27, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-2011

Attention: Filing Desk

         Re: GMAC COMMERCIAL MORTGAGE SECURITIES, INC. (THE "REGISTRANT") (REGISTRATION STATEMENT NO. 333-64963)

Ladies and Gentlemen:

         On behalf of the Registrant, we enclose a Form 8-K for filing in connection with the referenced Registration Statement. In this connection, we have today caused to be filed with you in paper: (a) one manually signed copy of a Form SE pursuant to Rule 311(i) of Regulation S-T (and pursuant to Securities and Exchange Commission Release No. 33-7427), together with exhibits thereto (the "Form SE"), the pages of which have been sequentially numbered; and (b) two conformed copies of such Form SE with exhibits.

         Please contact me at (312) 701-7024 if you have any questions or if I can be of any assistance.

                                                  Very truly yours,


                                                  /s/ Fred C. Lawson
                                                  -----------------------------
                                                  Fred C. Lawson



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